     Morgan Stanley Institutional Funds, Inc. Small Company Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                    Amount of        % of
                                      Offering        Total          Shares        Offering     % of Funds
 Security    Purchase/   Size of      Price of      Amount of       Purchased      Purchased       Total                   Purchased
 Purchased  Trade Date    Offering     Shares        Offering        By Fund        By Fund       Assets       Brokers       From
----------- ------------ ----------- ------------ --------------- -------------- -------------- ------------ ------------- ---------

Riskmetrics  01/24/08        -         $17.50     $245,000,000       481,600         3.44%         0.52%     Credit        Deutsche
Group Inc.                                                                                                   Suisse,       Bank
                                                                                                             Citi,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                             Co.,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                             Co., Banc
                                                                                                             of
                                                                                                             America
                                                                                                             Securities
                                                                                                             LLC, Morgan
                                                                                                             Stanley